EXHIBIT 4.35

Date: October 18, 2007

The undersigned, each of which is a party to that certain Asset Purchase Agreement (the "AGREEMENT"), dated January 16, 2007, by and among Healthcare Technologies Ltd., an Israeli company, Nexgen Biofuels, Inc., a Delaware corporation, MAC Bioventures, Inc., a Belize corporation and Gamida For Life, B.V., a Netherlands corporation, as amended, hereby agree that the date "October 31, 2007" which appears in Sections 1.65 and 12.1.2 of the Agreement shall be deemed to read "December 31, 2007".

In all other respects, all other terms and conditions of the Agreement remain in full force and effect.

We hereby agree to the above:

                                                   HEALTHCARE TECHNOLOGIES LTD.,
                                                   an Israeli company

                                                   By:    ______________________
                                                   Name:  ______________________
                                                   Title: ______________________


                                                   NEXGEN BIOFUELS, INC.,
                                                   a Delaware corporation

                                                   By:    ______________________
                                                   Name:  ______________________
                                                   Title: ______________________


                                                   MAC BIOVENTURES, INC.
                                                   a Belize corporation

                                                   By:    ______________________
                                                   Name:  ______________________
                                                   Title: ______________________


                                                   GAMIDA FOR LIFE, B.V.,
                                                   a Netherlands corporation

                                                   By:    ______________________
                                                   Name:  ______________________
                                                   Title: ______________________